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                                                                    EXHIBIT 10.9


                             FIRST AMENDMENT TO THE
                             COLLABORATION AGREEMENT

This first Amendment to the Collaboration Agreement (this "First Amendment") is made and dated February 11, 1999 (the "First Amendment Effective Date") by and between Telik, Inc. of 750 Gateway Boulevard, South San Francisco, CA 94080, a Delaware corporation formerly known as Terrapin Technologies, Inc. ("Telik") and Genaissance Pharmaceuticals, Inc., a Delaware corporation with its offices at Five Science Park, New Haven, CT 06511 ("Genaissance"). Genaissance and Telik are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. The Parties are signatories to that Collaboration Agreement dated as of February 11, 1998 (the "Agreement").

         B. The Parties wish to make certain changes to the Agreement.

                  NOW, THEREFORE, in consideration of the above recitals the Parties agree to amend the Agreement as follows:

1. Each reference in the Agreement to "Terrapin Technologies, Inc." is amended and replaced by "Telik, Inc." and each reference in the Agreement to "Terrapin" is amended and replaced by "Telik".

2. Amend Section 3.8 by deleting "twelve (12) month" and inserting in its place "eighteen (18) month".

3. Unless otherwise expressly provided herein, defined terms used in this First Amendment shall have the same meaning as set forth in the Agreement, and all terms herein shall be incorporated into the Agreement. From and after the First Amendment Effective Date, all references to the "Agreement" in all other documents delivered in connection with the Agreement shall refer to the Agreement, as amended hereby.

4. This First Amendment may be executed in counterparts and by facsimile.

         IN WITNESS WHEREOF, the parties have executed this First Amendment and Extension effective as of the date set forth above.

GENAISSANCE PHARMACEUTICALS, INC.              TELIK, INC.


By:  /s/ GUALBERTO RUANO                       By:  /s/ REINALDO F. GOMEZ
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Printed Name:  GUALBERTO RUANO                 Printed Name:  REINALDO F. GOMEZ
              -------------------                            -------------------
Title:  CHIEF EXECUTIVE OFFICER                Title:  VP CORPORATE ALLIANCES
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Date:          2/19/99                         Date:          2/19/99
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